EXHIBIT 13.2


                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Amador Gold Corp. (the "Company") on Form 20-F for the year ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lynn W. Evoy, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /S/ LYNN W. EVOY
                                 -----------------------
                                 Lynn W. Evoy
                                 Chief Executive Officer
                                 April 18, 2005